SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) March 11, 1999


                    Silverthorne Production Company


         (Exact name of registrant as specified in its charter)


                                Colorado


             (State or other jurisdiction of incorporation)


          000-11730                                  84-0189377

 (Commission File Number)            (IRS Employer Identification No.)


 620 Newport Center Dr., Suite 1100, Newport Beach, California 92660
 (Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code:  (949) 721-6694




                           Page 1 of 30 pages

ITEM 1.     CHANGE IN CONTROL OF REGISTRANT.
ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

             On March 11, 1999, Silverthorne Production Company, a Colorado corporation (the "Registrant") consummated a transaction, whereby the Registrant acquired all of the issued and outstanding shares of PriceNet.com, Inc., a Nevada corporation ("PriceNet") in exchange for the issuance by the Registrant of a total of 105,000,000 pre-reverse split shares of restricted common stock to
  PriceNet shareholders pursuant to the Agreement and Plan of Reorganization, as amended (the "Agreement"), dated as of March 11, 1999, by and between the Registrant and PriceNet (the "Closing").

             Under the relevant terms of the Agreement, the Registrant is to undertake a reverse split of its common stock, whereby 1 share of common stock will be issued in exchange for 10 shares of common stock. The 34,000,000 pre-reverse split (3,400,000 post reverse split) shares of common stock of the Registrant were issued upon execution of the Agreement, and the remaining 71,000,000 pre-reverse split (7,100,000 post-reverse split) shares will be issued following the Company's special meeting of shareholders at which the Company has proposed to effectuate the one for ten reverse stock split and the change of the Company's name to "PriceNet.com, Inc." The Registrant filed a proxy statement with the Securities and Exchange Commission on
 March 12, 1999 to that effect.   Immediately prior to the share
 exchange, there were approximately 15,757,047 pre-reverse split (1,575,705 post-reverse split) shares of the Registrant's common
 stock issued and outstanding.   As a result of the acquisition and
 following the reverse stock split, there will be approximately 120,075,704 pre-reverse split (12, 075,705 post-reverse split) shares of Common Stock issued and outstanding.

             Prior to the shareholders meeting, the present officers and directors of the Registrant have resigned their respective positions, and have been replaced with the designees of PriceNet. The new officers and directors of the Registrant are:

 E.M. "Kiki" Vandeweghe III    Chairman of the Board
 Dino V. Buccola               Director, President and Chief Executive Officer
 Andrew K. Proctor             Director, Chief Financial Officer & Secretary
 Randolph C. Read              Director

       The name of each person known to the Registrant to own more than 5% of the securities of the Registrant, persons issued shares pursuant to the Agreement, the current directors and executive officers of the Registrant and the percentage of the total issued and outstanding Common Stock (the only voting securities) of the Registrant owned by such persons as of the Closing date, is as follows:


                                          Amount of
 Name and                                 Beneficial       Shares issued and       Percent of
 Address                                  Ownership        Available for vote      Class
___________________________________________________________________________________________


 E. M. "Kiki" Vandeweghe (2)              50,000,000 (2)   16,190,476 (2)          32.7%
 Chairman of the Board
 620 Newport Center Drive, Suite 1100
 Newport Beach, CA 92660

 Dino V. Buccola (1)                      50,000,000 (1)   16,190,476 (1)          32.7%
 President, Chief Executive Officer
     and Director
 620 Newport Center Drive, Suite 1100
 Newport Beach, CA 92660

 Andrew K. Proctor (3)                     5,000,000 (3)    1,519,048(3)            3.1%
 Chief Financial Officer
    and Secretary
 620 Newport Center Drive, Suite 1100
 Newport Beach, CA 92660




 David L. and Patricia A. Jackson (4)     10,887,151(4)    10,887,151(4)           22.0%

 All Directors and Officers
 as a Group (3 persons)                  105,000,000(1,2,3)34,000,000(1,2,3)       68.6%
 _______________________________

 As used in this table, "beneficial ownership"is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to the Company's knowledge the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (1) Mr. Buccola has been issued a total of 16,190,476 shares of common stock as of March 11, 1999 and has a contractual right to be issued an additional 33,809,524 shares of the Company's common stock, following the approval of the one for ten reverse stock split by the Company's shareholders.
 (2) Mr. Vandeweghe has been issued a total of 16,190,476 shares of common stock as of March 11, 1999 and has a contractual right to be issued an additional 33,809,524 shares of the Company's common stock, following the approval of the one for ten reverse stock split by the Company's shareholders.
 (3) Mr. Proctor has been issued a total of 1,619,048 shares of common stock as of March 11, 1999 and has a contractual right to be issued an additional 3,380,952 shares of the Company's common stock, following the approval of the one for ten reverse stock split by the Company's shareholders.
 (4) Of such shares, Patricia A. Jackson has held 175,200 shares of common stock as her sole and separate property, and a minor daughter has held 175,200 shares of common stock as her sole and separate property. Tiffany M. Jackson 175,200 shares, Kellie R. Jackson 175,200 shares and Traci L.
         Jackson 175,100 shares, offspring of Mr. and Ms. Jackson are holders of the Company's common stock. Their respective shares are not attributable to Mr. and Ms.
         Jackson inasmuch as said offspring have obtained majority, are not living in the home of, and are not under the direct or indirect control of, nor had any contract, arrangement, understanding or otherwise had any voting or disposition power with Mr. and Ms. Jackson.


     As of March 19, 1999, there were approximately 1,200 shareholders of record. THE PERCENTAGE OF BENEFICIAL OWNERSHIP SET FORTH ABOVE IS BASED UPON PRE-REVERSE SPLIT 49,757,047 SHARES OF COMMON STOCK OUTSTANDING AS OF MARCH 19, 1999 AND PRE-REVERSE SPLIT 71,000,000 ADDITIONAL SHARES OF COMMON STOCK TO BE CONTRACTUALLY ISSUED SUBSEQUENT TO COMPLETION OF THE REVERSE STOCK SPLIT.


 ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days of the date of the event reported herein.

               (c)     Exhibits

                2.     Agreement and Plan of Reorganization

                       2.1.   Agreement and  Plan of Reorganization
                              dated as of March 11, 1999, between
                              the Registrant and PriceNet.com, Inc.

                               SIGNATURES

               Pursuant to the requirements of the Securities
 Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 Dated:    March 25, 1999         SILVERTHORNE PRODUCTION COMPANY




                                  By: /s/ Dino V. Buccola
                                         ____________________________
                                          Dino V. Buccola
                                          Chief Executive Officer and President